Exhibit (5)

[Delawere Life®] Application -[Marketing Name] Individual Variable Annuity Contract Issued by Delaware Life Insurance Company, [P.O Box 80428, Indianapolis IN 46280-0428] (the “Company”) [1] Plan Type Plan Type (check one) [    ] Non-Qualified [    ] Traditional IRA [    ] Roth IRA [    ] SEP IRA [    ] Other Please complete if applicable If Traditional IRA Contribution – Tax Year: If Roth IRA Contribution – Tax Year: If Roth IRA – Inception Date: [2] Owners(s) Owner Type: [    ] Individual [    ] Trust [    ] Custodian Contract Owner (If trust, include Trustee Affidavit) COMPLETE NAME (FIRST-MIDDLE-LAST) SSN or TIN SEX [    ] MALE [    ] FEMALE RESIDENTIAL ADDRESS CITY STATE ZIP CODE MAILING ADDRESS (IF DIFFERENT FROM RESIDENTIAL ADDRESS) CITY STATE ZIP CODE DATE OF BIRTH OR TRUST (MM/DD/YYYY) PHONE NUMBER ([    ] Home [    ] Cell) EMAIL ADDRESS Contract Joint Owner Information [(For non-qualified Contracts only and must be spouse of the Owner)] COMPLETE NAME (FIRST-MIDDLE-LAST) SSN SEX [    ] MALE [    ] FEMALE RESIDENTIAL ADDRESS CITY STATE ZIP CODE MAILING ADDRESS (IF DIFFERENT FROM RESIDENTIAL ADDRESS) CITY STATE ZIP CODE DATE OF BIRTH OR TRUST (MM/DD/YYYY) PHONE NUMBER ([    ] Home [    ] Cell) EMAIL ADDRESS RELATIONSHIP TO OWNER ICC21-DLIC-VAAPP-01 [P.O Box 80428, Indianapolis IN 46280-0428 | 800.374.3714] | Page 1 of 11 | [01/2021 | VA-011020]

[3] Annuitant Annuitant Information (Complete only if Annuitant is different from Owner) COMPLETE NAME (FIRST-MIDDLE-LAST) SSN SEX [    ] MALE [    ] FEMALE RESIDENTIAL ADDRESS CITY STATE ZIP CODE MAILING ADDRESS (IF DIFFERENT FROM RESIDENTIAL ADDRESS) CITY STATE ZIP CODE DATE OF BIRTH (MM/DD/YYYY) PHONE NUMBER ([    ] Home [    ] Cell) EMAIL ADDRESS Joint Annuitant Information (For non-qualified Contracts only) (Not available for Individual Retirement Annuities) [    ] Check if Joint Annuitant is the same as the Joint Owner COMPLETE NAME (FIRST-MIDDLE-LAST) SSN SEX [    ] MALE [    ] FEMALE RESIDENTIAL ADDRESS CITY STATE ZIP CODE MAILING ADDRESS (IF DIFFERENT FROM RESIDENTIAL ADDRESS) CITY STATE ZIP CODE DATE OF BIRTH (MM/DD/YYYY) PHONE NUMBER ([    ] Home [    ] Cell) EMAIL ADDRESS ICC21-DLIC-VAAPP-01 [P.O Box 80428, Indianapolis IN 46280-0428 | 800.374.3714] | Page 2 of 11 | [01/2021 | VA-011020]

[4] Trusted Person The Owner has the option to name a “Trusted Person” if they are (A) a natural person age 65 and older or (B) a natural person age 18 and older who has a mental or physical impairment that renders the individual unable to protect his or her own interests. By choosing to provide information about a trusted contact person, you authorize us to contact the trusted contact person listed below and disclose information about your account to that person in the following circumstances: to address possible financial exploitation (definition below), to confirm the specifics of your current contact information, health status, or the identity of any legal guardian, executor, trustee or holder of a power of attorney, or as otherwise permitted by FINRA Rule 2165 (Financial Exploitation of Specified Adults). Financial Exploitation: • (A) The wrongful or unauthorized taking, withholding, appropriation, or use of a specified adult’s funds or securities; or • (B) any act or omission taken by a person, including through the use of a power of attorney, guardianship, or any other authority, regarding a specified adult, to: (i) obtain control, through deception, intimidation or undue influence, over the specified adult’s money, assets or property; or (ii) convert the specified adult’s money, assets or property. [    ] Mr. [    ] Mrs. [    ] Ms.[    ] Dr. [    ] Suffix: [    ] Sr.[    ] Jr. COMPLETE NAME (FIRST-MIDDLE-LAST) RELATIONSHIP TO PRIMARY APPLICANT/JOINT APPLICANT RESIDENTIAL ADDRESS CITY STATE ZIP CODE MAILING ADDRESS (IF DIFFERENT FROM RESIDENTIAL ADDRESS) CITY STATE ZIP CODE PHONE NUMBER ( [    ] Home     [    ] Cell) EMAIL ADDRESS [5] Beneficiary Information [(Per stirpes designations not accepted.)] Allocation percentages must be in whole numbers. The primary Beneficiary allocation must add up to 100%. If there are contingent Beneficiaries, those also must add up to 100%. Primary COMPLETE NAME (FIRST-MIDDLE-LAST) SSN OR TIN SEX [    ] MALE [    ] FEMALE [    ] ENTITY RESIDENTIAL ADDRESS (NO PO BOX) CITY STATE ZIP CODE DATE OF BIRTH OR TRUST (MM/DD/YYYY) PHONE NUMBER ( [    ] Home [    ] Cell) EMAIL ADDRESS RELATIONSHIP TO OWNER ALLOCATION %[[    ] Per stirpes] ICC21-DLIC-VAAPP-01 [P.O Box 80428, Indianapolis IN 46280-0428 | 800.374.3714] | Page 3 of 11 | [01/2021 | VA-011020]

[    ] Primary [    ] Contingent COMPLETE NAME (FIRST-MIDDLE-LAST) SSN OR TIN SEX [    ] MALE [    ] FEMALE [    ] ENTITY RESIDENTIAL ADDRESS (NO PO BOX) CITY STATE ZIP CODE DATE OF BIRTH OR TRUST (MM/DD/YYYY) PHONE NUMBER ( [    ] Home [    ] Cell) EMAIL ADDRESS RELATIONSHIP TO OWNER ALLOCATION %[ [    ] Per stirpes] [     Primary    [    ] Contingent COMPLETE NAME (FIRST-MIDDLE-LAST) SSN OR TIN SEX    [    ] MALE [    ]FEMALE []ENTITY RESIDENTIAL ADDRESS (NO PO BOX) CITY STATE ZIP CODE DATE OF BIRTH OR TRUST (MM/DD/YYYY) PHONE NUMBER ( [    ] Home [    ] Cell) EMAIL ADDRESS RELATIONSHIP TO OWNER ALLOCATION %[ [    ] Per stirpes] [    ] Primary [    ] Contingent COMPLETE NAME (FIRST-MIDDLE-LAST) SSN OR TIN SEX [    ] MALE [    ] FEMALE [    ] ENTITY RESIDENTIAL ADDRESS (NO PO BOX) CITY STATE ZIP CODE DATE OF BIRTH OR TRUST (MM/DD/YYYY) PHONE NUMBER ( [    ] Home [    ] Cell) EMAIL ADDRESS RELATIONSHIP TO OWNER ALLOCATION %[[    ] Per stirpes] [    ] Check here if you are attaching additional beneficiary information ICC21-DLIC-VAAPP-01 [P.O Box 80428, Indianapolis IN 46280-0428 | 800.374.3714] | Page 4 of 11 | [01/2021 | VA-011020]

[6] Purchase Payment Make payable to Delaware Life Insurance Company and include the Owner’s name on the check. [    ] Check $ [    ] Wire $ [    ] Transfer/Exchange $ [7] Existing Coverages/Replacement Please answer the following questions: a. Do you have any other life insurance policies or annuity contracts? [    ] Yes [    ] No b. If “Yes,” and if required by your state, complete the necessary Replacement Notice. c. Is the Contract applied for replacing or intended to replace or change any existing life insurance or annuity contracts? [    ] Yes [    ] No If “Yes,” and if required by your state, complete the necessary Replacement Notice. [8] Transfer Instructions Complete this section only if you are submitting a Transfer In/1035 Exchange Form. Check one box: [    ] Single Transfer/1035 Exchange Only one transfer is expected to fund the Contract. No additional selections are required. [    ] Multiple Transfers/1035 Exchanges More than one transfer/1035 Exchange is expected to fund the Contract. [    ] How many expected Transfers [    ] Cash with application and Transfer(s)/1035 Exchange(s) Cash and additional transfer(s) are expected to fund the Contract. ICC21-DLIC-VAAPP | 01 [P.O Box 80428, Indianapolis IN 46280-0428 | 800.374.3714] | Page 5 of 11 | [01/2021 | VA-011020]

[9] Optional Riders Optional benefit Riders can only be chosen at the time of application, are available for an additional cost, and may be subject to age and Investment Option restrictions. Optional Living Benefit Rider[s] [–You may only select one of the following]: [    ] [Income Boost Guaranteed Lifetime Withdrawal Benefit (GLWB)] [    ] [Income Control Guaranteed Lifetime Withdrawal Benefit (GLWB)] [    ] [Armor 7 Year Guaranteed Minimum Accumulation Benefit Rider (GMAB)] [    ] [Armor 10 Year Guaranteed Minimum Accumulation Benefit Rider (GMAB)] [    ] [Guaranteed Market Protection – 7 year (GMPB)] [    ] [Guaranteed Market Protection – 10 year (GMPB)] [    ] [Income Boost Guaranteed Lifetime Withdrawal Benefit (GLWB) with Guaranteed Market Protection – 7 year (GMPB)] [    ] [Income Control Guaranteed Lifetime Withdrawal Benefit (GLWB) with Guaranteed Market Protection – 7 year (GMPB)] [    ] [Income Boost Guaranteed Lifetime Withdrawal Benefit (GLWB) with Guaranteed Market Protection –10 year (GMPB)] [    ] [Income Control Guaranteed Lifetime Withdrawal Benefit (GLWB) with Guaranteed Market Protection – 10 year (GMPB)] Optional Death Benefit Rider[s] [– You may select only one of the following]: [    ] [Highest Anniversary Value (HAV)] [    ] [Return of Premium (ROP) ] ICC21-DLIC-VAAPP-01 [P.O Box 80428, Indianapolis IN 46280-0428 | 800.374.3714] | Page 6 of 11 | [01/2021 | VA-011020]

[10] Registered Representative Authorization - Reallocation By checking “Yes,” I/we hereby authorize the Registered Representative(s) identified in this Application, any Registered Representative of record servicing the Contract in the future, and his/ her/their designees, to provide the Company with Contract Value reallocation instructions from time to time via any means acceptable to the Company if such reallocation activities are permitted by the Registered Representative(s)’ selling firm. I/we understand and agree that the Company may terminate this authorization at its discretion at any time without prior notice, but in the absence of such termination, this authorization will remain effective until the Company receives at its administrative office, in a form acceptable to the Company, (1) notice from me/us that this authorization has been revoked or proof of an Owner’s death; (2) notice that the Registered Representative(s) is no longer permitted by the selling firm to reallocate Contract Value on behalf of the Owner(s); or (3) notice that the Registered Representative (s) is no longer my/our servicing agent. I/we understand that the Company has established procedures reasonably designed to confirm that reallocation instructions communicated to it are genuine, that these procedures may require any person requesting reallocation to provide my/our personal and/or Contract identifying information, and that the Company will not be liable for following instructions. [    ] Yes [11] Electronic Delivery Authorization [    ] Yes By electing Electronic Delivery, the email provided in Section2 will be used. Section 2 must be completed in order to receive electronic files. Electronic Delivery Consent: I consent to electronic delivery by the Company, when available, of all documents and notices applicable to my Contract including, but not limited to,: • Regulatory disclosure documents (prospectuses and prospectus supplements for the variable annuity and the underlying funds and annual and semiannual reports for the variable annuity and the underlying funds); • Account documents (account statements and confirmations); • Policy Forms (annuity Contract and applicable Endorsements and Riders, if permitted by state law); • Tax Forms; and • Annuity-related correspondence (privacy notice and other notices to customers), as permitted by law. I confirm that I have access to a computer with the hardware and software necessary (Adobe Acrobat®, Internet access, and an active email account) to receive this information electronically by email, or by email notice of a document’s availability on the Company website. I confirm that I have the ability to retrieve and retain electronic communications that are subject to this consent. I understand that: • There is no charge for electronic delivery, although I may incur the costs of Internet access and computer usage. • I must notify Company promptly when my email address changes. • I may request a paper copy of this information at any time for no charge, even though I consent to electronic delivery, or if I decide to revoke my consent. • The Company is not required to deliver this information electronically and may discontinue electronic delivery in whole or part at any time. Not all contract documentation and notifications may be currently available in electronic format. • For jointly owned Contracts, both Owners are consenting that the primary Owner will receive information electronically. (Only the primary Owner will receive email notices.) • This consent is effective until further notice by the Company or until I revoke it. ICC21-DLIC-VAAPP-01 [P.O Box 80428, Indianapolis IN 46280-0428 | 800.374.3714] | Page 7 of 11 | [01/2021 | VA-011020]

[12] Acknowledgement and Signatures Upon issuance, the assets in your contract are subject to state unclaimed property laws which provide that if no activity occurs in your contract within the time period specified by the particular state law after the contract’s maturity date or date that the death benefit is due and payable, your assets must be transferred to the appropriate state. We are required by law to advise you that your assets may be transferred to an appropriate state in compliance with these state laws. Under penalty of perjury, I certify that (1) the Social Security or taxpayer identification number shown on this form is my correct Social Security or taxpayer identification number, (2) I am not subject to backup withholding as a result of either being exempt from backup withholding, not being notified by the IRS of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, (3) I am a U.S. person (including a U.S. resident alien), and (4) I am exempt from FATCA reporting. (Cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding due to a failure to report all interest and dividends.) The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. By signing below, I/we, the Owner(s), acknowledge the statements mentioned above and understand and agree to the following:• I have read this application and all statements and answers as they pertain to me, and I represent that they are true and complete to the best of my knowledge and belief. • I have received a Contract prospectus and understand that the Contract is a long-term commitment to meet my financial needs and goals. • I understand that amounts withdrawn under the Contract may be subject to Withdrawal Charges, which may cause its values and benefits to decrease or terminate, when withdrawn or surrendered prior to a specified date or dates as stated in the Contract, Riders and/ or Endorsements attached to the Contract. • I understand and acknowledge that the Company does not offer legal, financial, tax, investment or estate-planning advice and I have sought such advice from the proper sources before applying for this Contract, if necessary. • I acknowledge receipt of the current variable annuity and fund prospectuses. • I UNDERSTAND THAT THE VARIABLE CONTRACT VALUE MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RESULTS OF THE VARIABLE INVESTMENT OPTIONS AND THAT THERE IS NO GUARANTEED MINIMUM VARIABLE CONTRACT VALUE. Patriot Act Notice: To help the government fight the funding of terrorism and money laundering activities, Federal law requires us to obtain and record information for each person who opens an account, including an application for an insurance policy or annuity contract. Fraud Notice: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. SIGNATURE OF OWNER X DATE (MM/DD/YYYY) STATE WHERE SIGNED Signing as (if applicable): [    ] Trustee [    ] Other Fiduciary (e.g. POA, Guardian, Authorized Officer) SIGNATURE OF JOINT OWNER X DATE (MM/DD/YYYY) STATE WHERE SIGNED Signing as (if applicable): [    ] Other Fiduciary (e.g. POA, Guardian, Authorized Officer) ICC21-DLIC-VAAPP-01 [P.O Box 80428, Indianapolis IN 46280-0428 | 800.374.3714] | Page 8 of 11 | [01/2021 | VA-011020]

[13] Special Instructions Please do not include any exchange or transfer information here, as it will not be considered. [14] Registered Representative Commission Option This section to be completed by Registered Representative. [    ] Option 1 [(Option 1 will be the default Commission Option if none is selected.)] [    ] Option 2 [    ] Option 3 [    ] Option 4 [    ] Option 5 ICC21-DLIC-VAAPP-01 [P.O Box 80428, Indianapolis IN 46280-0428 | 800.374.3714] | Page 9 of 11 | [01/2021 | VA-011020]

[15] Registered Representative Signature(s) 1. Will this Contract replace any existing life insurance policy or annuity contract? [    ] Yes [    ] No IF “YES,” PLEASE EXPLAIN For any replacement, indicate the type of coverage proposed to be replaced: [    ] Term Life [    ] Whole Life [    ] Variable Life [    ] Fixed Annuity [    ] Variable Annuity [    ] Other 2. Advertising materials: • I certify that I used only Company-approved sales material with this Application and that an original or a copy of all sales material was left with the applicant. • I certify that a printed copy of any electronically presented sales material was/will be presented to the proposed owner no later than the date the Contract is delivered. 3. I certify that I reviewed this Application and the completion of the Application is in accordance with the Company’s Business Guidelines with respect to the acceptability of replacements. 4. If Section [10] is marked Yes, I certify that my selling firm permits me to provide the Company with Contract Value reallocation instructions on behalf of the proposed Owner(s) and in the future, if the selling firm discontinues this permission, I will promptly notify the proposed Owner(s) and the Company. 5. By signing below, I hereby certify, to the best of my knowledge and belief, that all information in this application is true. I also certify that I have explained the Withdrawal Charges and Early Withdrawal provisions contained in the Contract and Riders, and I certify that my/our recommendation to the Owner(s) to purchase this Contract is based on a reasonable basis that the purchase is in the best interest of the proposed Owner(s) under Regulation Best Interest. Broker-Dealer Information BROKER-DEALER NAME BROKER-DEALER ACCOUNT NUMBER BRANCH ADDRESS PRODUCER TEAM NAME PHONE NUMBER If you haven’t received your Representative Number, please indicate “Pending” or provide us with your SSN REPRESENTATIVE NAME (PRINT LEGIBLY) EMAIL ADDRESS OFFICE PHONE NUMBER [    ] REPRESENTATIVE NUMBER [    ] SSN NATIONAL PRODUCER NUMBER SPLIT % REPRESENTATIVE NAME (PRINT LEGIBLY) EMAIL ADDRESS OFFICE PHONE NUMBER [    ] REPRESENTATIVE NUMBER [    ] SSN NATIONAL PRODUCER NUMBER SPLIT % ICC21-DLIC-VAAPP-01 [P.O Box 80428, Indianapolis IN 46280-0428 | 800.374.3714] | Page 10 of 11 | [01/2021 | VA-011020]

SIGNATURE OF REPRESENTATIVE X DATE (MM/DD/YYYY) SIGNATURE OF REPRESENTATIVE (IF JOINT CASE) X DATE (MM/DD/YYYY) Delaware Life Insurance Company is authorized to transact business in all states (except New York), the District of Columbia, Puerto Rico and the U.S. Virgin Islands and is a member of Group One Thousand One. © 2020 Delaware Life Insurance Company. All rights reserved. ICC21-DLIC-VAAPP-01 [P.O Box 80428, Indianapolis IN 46280-0428 | 800.374.3714] | Page 11 of 11 | [01/2021 | VA-011020]